1. Contract ID Code:
Firm-Fixed-Price

2. Amendment/Modification No.
P00042

3. Effective Date
2009DEC28

4. Requisition/Purchase Req. No.
SEE SCHEDULE

5. Project No.

6. Issued By:	Code: W56HZV

U.S. ARMY CONTRACTING COMMAND AMSCC-TAC-ADEC
JUSTIN A. MASON (586)282-7564
WARREN, MICHIGAN 48397-5000
HTTP: //CONTRACTING. TACOM.ARMY.MIL
EMAIL: JUSTIN.A.MASON@US.ARMY.MIL

7. Administered By:	Code: S3309A

DCMA LONG ISLAND
605 STEWART AVENUE
GARDEN CITY, NY 11530-4761
SCD: A         PAS: 2005SEP23 ADP PT: HQ0337

8. Name and Address of Contractor
AMERICAN DEFENSE SYSTEMS, INC.
230 DUFFY AVENUE, UNIT A
HICKSVILLE, NY 11801-3641

TYPE OF BUSINESS: Other Small Business Performing in U.S.

9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

10A. Modification Of Contract/Order No.
W56HZV-05-D-0382

10B. Dated (See Item 13)
2005OCT07

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

12. Accounting And Appropriation Data
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS
KIND MOD CODE:W
C. This Supplemental Agreement Is Entered Into Pursuant to Authority Of:
MUTUAL AGREEMENT OF PARTIES
E. IMPORTANT: CONTACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ____ COPIES TO THE ISSUING OFFICE.

14. Description of Amendment/Modification
SEE SECOND PAGE FOR DESCRIPTION
Contract Expiration Date: 2010OCT07

15A. Name And Title of Signer

15B. Contractor/Offeror

15C. Date Signed

16A. Name And Title Of Contracting Officer
KATHLEEN A. LAMBERT
KATHLEEN.LAMBERT@US.ARMY.MIL (586)282-6802

16B. United States of America
By /signed/

16C. Date Signed 2009DEC28

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIIN W56HZV-05-D-0382 MOD/AMD P00042	Page 2 of 12
Name of Offeror or Contractor AMERICAN DEFENSE SYSTEMS, INC.

SECTION A - SUPPLEMENTAL INFORMATION

DEPARTMENT OF THE ARMY
UNITED STATES ARMY CONTRACTING COMMAND
TACOM CONTRACTING CENTER
6501 EAST 11 MILE ROAD
WARREN, MICHIGAN 48397-5000

REPLY TO THE ATTENTION OF:

AMSCC-TAC-ADEC

Mr. Gary Evans
VP for Contract Administration
American Defense Systems, Inc
292 Garrisonville Road, Suite 201
Stafford, Virginia 22554

Dear Mr. Evans:

This letter constitutes an Undefinitized Contract Action (UCA) and signifies the intent of the U.S. Army TACOM Contracting Center to execute a definitive Firm-Fixed-Price Letter Contract Modification with your company for delivery of supplies as set forth in the UCA, upon the terms and conditions states therein, which are incorporated into and made part of this UCA.

You are directed to proceed immediately and to commence performance of work, and to pursue such work with all diligence to the end that supplies may be delivered or the services performed within the time specified in the Letter Contract Modification, or if no time is specified, at the earliest practicable date. Additionally, you shall obtain such approvals in respect of commitments hereunder as may be specified in the contract.

In accordance with the clause entitled Contract Definitization you shall submit a proposal to the Government for the items and services covered by this letter. Your proposal shall be supported by cost breakdown reflecting the factors outlined in the suggested format attached, and such other information as may be specified herein. A certificate of current cost and pricing data shall be submitted upon agreement of contract price.

Please indicate your acceptance of the foregoing by signing this letter and returning it with all supporting documentation to TACOM, AMSCC-TAC-ADEC, ATTN: Kathleen A. Lambert.

This Letter Contract Modification is entered into pursuant to 10.U.S.C. 2304 (2) and the required justification and approval has been executed.

Kathleen A. Lambert
Contracting Officer

EXECUTED AS OF THE DATE SHOWN BELOW:

for American Defense Systems, INC

Name: _____________________________

Title: ______________________________

Signature: __________________________

Date: ______________________________

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIIN W56HZV-05-D-0382 MOD/AMD P00042	Page 3 of 12
Name of Offeror or Contractor AMERICAN DEFENSE SYSTEMS, INC.

The purpose of modification P00042 to contract W56HZV-05-D-0382 is to:

1. Incorporate the Undefinitized Contract Action (UCA)letter on page 2 into this contract.

2. Add the Scope of Work (SOW) for the D7G Dozer and Hydraulic Excavator (HYEX) Crew Protection Kits (CPK’s) in section C under paragraphs C.1 through C.3.

3. Establish the following CLINs:

a.        CLIN 0085HA - D7G Dozer CPK & PLL
b.        CLIN 0085HC - D7G & HYEX OCONUS crating
c.        CLIN 0095HA - HYEX CPK & PLL

4. The CLINS’s will be valued at $3,226,703.46 , which equals 49 percent of ADSI’s not-to-exceed the price of $6,585,109.10 for this effort. The price will be negotiated and definitized within 180 days of this contract modification and includes the following:

a.        CLIN 0085HA - D7G Dozer CPK & PLL
b.        CLIN 0085HC - D7G & HYEX OCONUS crating
c.        CLIN 0095HA - HYEX CPK & PLL

5. Add the following Clauses:

52.216-23 - Execution and Commencement of work (APR 1984)

52.216-24 - Limitation of Government Liability (APR 1984)

252.217-7027 - Contract Definitization (OCT 1998)

52.246-4025 - Higher- Level Contract Quality Requirement - TACOM Quality System Requirement (May 2005)

52.246-4040 - Drawings for inspection (TACOM AUG 2007)

252.211-7006 - Radio Frequency Identification (FEB 2007)

252.211-7003 - Item Identification and Valuation (AUG 2008)

6. Update the following clause:

2.211-4016 - CARC Paint-Pretreatment Requirements for Ferrous, Galvanized and Aluminum Surfaces (DEC 05)

7. Modification P00042 is a bilateral agreement.

8. Except as provided by modification P00042, all other terms and conditions remain unchanged and in full force and effect.

***END OF NARRATIVE A00042***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIIN W56HZV-05-D-0382 MOD/AMD P00042	Page 4 of 12
Name of Offeror or Contractor AMERICAN DEFENSE SYSTEMS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0085	SECURITY CLASS: Unclassified

0085HA	D7G DOZER CPK & PLL		LO				$6,585,109.10

	NOUN: DOZER CPK & PLL

	The quantity for the D7G Dozer CPK & PLL is 72 EA.

	The limitation for government liability for CLIN 0085HA is $3,226,703.46, which represents 49% of proposed ceiling price of $6,585,109.10.

	(End of narrative B001)

0085HC	D7G & HYEX OCONUS CRATING	72	LO	$	**NSP**	$	**NSP**

	Per Section C, Scope of Work, C.1.1

0095HA	HYEX CPK	12	EA	$	**NSP**	$	**NSP**

	Per Section C, Scope of Work, C.1.1

	(End of Narrative B002)

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIIN W56HZV-05-D-0382 MOD/AMD P00042	Page 5 of 12
Name of Offeror or Contractor AMERICAN DEFENSE SYSTEMS, INC.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C.1 General:

C.1.1 The purpose of this effort is to have the Contractor build and deliver Add on Armor (AoA) Crew Protection Kits (CPK) for the D7G Dozer and HYEX . The contractor shall also build and deliver kits of spare parts defined below as Prescribed Load List kits, and Authorized Stockage List kits.

C.1.2 References: The following standards are incorporated into this contract to the extent that they are referenced:

MIL-STD-209K

FED-STD-595C

These are available at: http://assist.daps.dla.mil/quicksearch/

C.2 Hardware Requirements:

C.2.1 The Contractor shall produce the D7G Dozer Add on Armor (AoA) Crew Protection Kits (CPK), AoA Kit NSN: 2540-01-538-9976, Cage: 31UG4, Part Number: CPKD7G and HYEX Add on Armor (AoA) Crew Protection Kits (CPK), AoA Kit NSN: 2540-01-542-1260, Cage: 19207, Part Number: DTA184000.

Each kit shall include:

C.2.1.1 A list of kit contents.

C.2.1.2 A set of installation instructions will be provide with each kit.

C.2.2 The Contractor shall produce Authorized Stockage List sets of parts in accordance with Attachment 0001.

C.2.3 The Contractor shall produce Prescribed Load List sets of parts in accordance with Attachment 0002. One PLL kit shall be overpacked with each CPK kit.

C.2.4 All components shall be painted Tan 686, color number 33446 in accordance with FED-STD-595C, except that fasteners (e.g. bolts, screws, washers and nuts) need not be painted.

C.2.5 The Contractor shall mark each side of each shipping container with an Add on Armor placard that will be supplied by the government.

C.3 MANAGEMENT

The Contractor shall promptly report to the Government Procuring Contracting Officer and Administrative Contracting Officer any problems that may result in the Contractor failing to meet the contractual delivery schedule.

**END OF NARRATIVE C0003***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIIN W56HZV-05-D-0382 MOD/AMD P00042	Page 6 of 12
Name of Offeror or Contractor AMERICAN DEFENSE SYSTEMS, INC.

SECTION E - INSPECTION AND ACCEPTANCE

Status	Regulatory Cite	Title	Date

E-1 CHANGED	52.246-4025	HIGHER-LEVEL CONTRACT QUALITY	MAY/2005
	(TACOM)	REQUIREMENT—TACOM QUALITY
SYSTEM REQUIREMENT

(a)  As the contractor, you shall implement and maintain a quality system that ensures the functional and physical conformity of all products or services you furnish under this contract. Your quality system shall achieve (i) defect prevention and (ii) process control, providing adequate quality controls throughout all areas of contract performance.

(b)  Your quality system under this contract shall be in accordance with the quality system indicated by an X below:

☐ ISO 9001:2000 (tailored: delete paragraph 7.3) or comparable quality system

☒ ISO 9001:2000 (untailored) or comparable quality system

☐ IS0 9001:2000 (tailored or comparable quality system

If you intend to use a system comparable to ISO 9001:2000, please identify your quality system below. You may use an in-house quality system, or one based on a commercial, military, national, or international system.

_________n/a_____________________________________________

In addition to identifying your proposed system in the space above, you must attach a description of this system to your offer in response to the solicitation, so that we can assess its suitability. If you receive a contract award, your proposed system will be required by the contract.)

(c)  Certification of compliance or registration of the quality system you identify above, by an independent standards organization or auditor does not need to be furnished to us under this contract. However, you may attach a copy of such certification with your offer in response to the solicitation, as proof of system compliance.

(d)  At any point during contract performance, we have the right to review your quality system to assess its effectiveness in meeting contractual requirements.

[End of Clause]

Status	Regulatory Cite	Title	Date

E-2 ADDED	52.211-4016	CARC PAINT-PRETREATMENT REQUIREMENTS	DEC/2005
FOR FERROUS, GALVANIZED AND
	(TACOM)	ALUMINUM SURFACES

(a) Ferrous and galvanized surfaces shall be cleaned and pretreated with a Type 1, zinc phosphate system per TT-C-490. Alternate pretreatment systems for ferrous substances must meet the performance tests specified in paragraphs 3.5.7, 3.5.8, 4.2.7, and 4.2.8 of TT- C-490.

Corrosion resistance tests on steel substrates will be conducted on a monthly basis using two test coupons. This test frequency shall begin once the process has been found to be in statistical control.

Unless otherwise specified, MIL-P-53022 and -53030 primers on steel substrates shall be salt spray tested for 336 hours (ASTM B117) . All electrocoat primers on steel substrates shall be tested for 1000 hours. Test coupons shall be scraped at a 30 degree contact angle (approximate), with a one inch (approximate) metal blade such as a putty knife, between 24 and 168 hours after removal from the neutral salt spray cabinet for coupon evaluation. All TT-C-490E (Type I) zinc phosphate pretreatment systems must be documented and approved by the procuring activity prior to use. The procedure containing all the elements specified in paragraph 3.2 of TT-C-490 shall be available for review at the applicator’s facility.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIIN W56HZV-05-D-0382 MOD/AMD P00042	Page 7 of 12
Name of Offeror or Contractor AMERICAN DEFENSE SYSTEMS, INC.

The prime contractor shall notify the procuring activity no less than 45 days prior to start of pretreatment and painting that the procedure is available for review and approval. Qualification will consist of verification that the process with its controls can meet the performance requirements in the specification.

Re-qualification of the process shall be required if the process is changed outside the limits defined in the TACOM letter of system approval provided to the application facility.

Note: Zinc phosphate systems for galvanized surfaces require different controls than those for steel. Hot dipped galvanized surfaces are highly prone to chloride contamination from the galvanizing flux process. This contaminant must be removed prior to pretreatment for the coating system to pass these performance tests. The test coupons must duplicate the production painting process as closely as possible. If production is force cured, test coupons shall be cured in an identical manner.

(b)   Qualification and control of pretreatment systems for galvanized substrates shall be performed using Accelerated Corrosion Test protocol contained in GM 9540P rather than salt spray. Test coupons with pretreatment and primer only shall be cured for seven days, and then scribed through the primer to the substrate. After 40 cycles of test exposure, the test coupons shall be scraped at a 30 degree contact angle (approximate), with a one inch (approximate) metal blade such as a putty knife, both parallel and perpendicular to the scribe after removal from the test chamber for coupon evaluation. There shall be no more than 3 mm of corrosion, blistering, or loss of paint adhesion from the scribe line and no more than 5 blisters in the field with none greater than 1 mm diameter. This test shall be performed at three month intervals (two test coupons) to ensure that the process remains in control.

(c)    Aluminum substrates require a chromate conversion coating per MIL-C-5541E (or alternate, see note below). If any other alternate pretreatment is considered, it must pass 120 cycles of GM9540P with a design of experiments test matrix approved by the procuring activity. After completion of the cyclic salt environment exposure, the panels shall be scraped as described above, and shall have no more than 0.5 mm paint loss (creep-back) from the scribe. In addition, there shall be no more than 5 blisters in the field with none larger than 1mm diameter. After completion of the 120 cycle corrosion resistance test evaluation, each test panel will be subjected to cross hatch tape test (ASTM D3359, method b 6 cut pattern. minimum tape adhesion rating of 45 oz. per inch of width) and shall be done no closer than 12 mm from any panel edge or the scribe. The removal of two or more complete squares of primer shall constitute failure. Any alternate system must demonstrate its ability to pass both corrosion and adhesion tests on 5 consecutive days of production to be considered acceptable.

For information purposes:

Note: The only alternative products which have demonstrated their ability to meet these requirements for 5000 and 6000 series aluminum alloys are Alodine 5200 and Alodine 5700. Documented process controls shall be established which comply with the manufacturer’s technical bulletin. Spray-to-waste systems will require fewer process controls than an immersion process.

(d)    The use of TT-C-490E Type III: Vinyl Wash Primer (DOD-P-15328) has hexavalent chromium content and high VOC level. Bonderite 7400 is an approved, environmentally friendly alternative for wash primer. The application and control process shall be documented. This product is subject to the same salt spray requirements as a zinc phosphated product. The number of process controls for this product is dependent upon its method of application. The specific controls shall be in agreement with the product manufacturer’s technical bulletin to provide the level of performance required for zinc phosphated substrates. Spray-to-waste applications will require fewer process controls than an immersion process.

(e)     Acceptance of production painted parts is contingent upon the painted surface meeting the dry film thickness and cross hatch adhesion requirements. The CARC painted surface shall be free of any blisters, pores or coverage voids.

(End of Clause)

Status	Regulatory Cite	Title	Date

E-3 ADDED	52.246-4048	DRAWINGS FOR INSPECTION	AUG/2007
(TACOM)

When requested, the Contractor shall make available to the Government Inspector, the drawings and specifications to which the product was manufactured. Upon completion of product inspection and acceptance by the Government Inspector, all drawings and specifications will be returned to the Contractor.

(End of Clause)

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIIN W56HZV-05-D-0382 MOD/AMD P00042	Page 8 of 12
Name of Offeror or Contractor AMERICAN DEFENSE SYSTEMS, INC.

SECTION F - DELIVERIES OR PERFORMANCE

Status	Regulatory Cite	Title	Date

F-1 ADDED	252.211-7006	RADIO FREQUENCY IDENTIFICATION	FEB/2007

F-2 CHANGED	252.211-7003	ITEM IDENTIFICATION AND VALUATION	AUG/2008

(a) Definitions. As used in this clause

“Automatic identification device” means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

“Concatenated unique item identifier” means

(1)   For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2)   For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

“Data qualifier” means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

“DoD recognized unique identification equivalent” means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/pdi/uid/iuid_equivalents.html.

“DoD unique item identification” means a system of marking items delivered to DoD with unique item identifiers that have machine- readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.

“Enterprise” means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

 “Enterprise identifier” means a code that is uniquely assigned to an enterprise by an issuing agency.

“Governments unit acquisition cost” means

(1)      For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2)      For cost-type or undefinitized line, subline, or exhibit line items, the Contractors estimated fully burdened unit cost to the Government at the time of delivery; and

(3)      For items produced under a time-and-materials contract, the Contractors estimated fully burdened unit cost to the Government at the time of delivery.

“Issuing agency” means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreets Data Universal Numbering System (DUNS) Number, GS1 Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

“Issuing agency code” means a code that designates the registration (or controlling) authority for the enterprise identifier.

“Item” means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIIN W56HZV-05-D-0382 MOD/AMD P00042	Page 9 of 12
Name of Offeror or Contractor AMERICAN DEFENSE SYSTEMS, INC.

“Lot or batch number” means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

“Machine-readable” means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

“Original part number” means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

“Parent item” means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

“Serial number within the enterprise identifier” means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

“Serial number within the part, lot, or batch number” means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

“Serialization within the enterprise identifier” means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

“Serialization within the part, lot, or batch number” means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

“Unique item identifier” means a set of data elements marked on items that is globally unique and unambiguous. The term includes a concatenated unique item identifier or a DoD recognized unique identification equivalent.

“Unique item identifier type” means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/pdi/uid/uii_types.html.

(b)      The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c)      Unique item identifier.

(1)  The Contractor shall provide a unique item identifier for the following:

(i)      All delivered items for which the Governments unit acquisition cost is $5,000 or more.

(ii)      The following items for which the Governments unit acquisition cost is less than $5,000:

Contract Line,
Subline, or
Exhibit Line	Item Number	Item Description

__n/a	n/a	n/a

__n/a	n/a	n/a

__n/a	n/a	n/a

(iii)     Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number 0001.

(2) The unique item identifier and the component data elements of the DoD unique item identification shall not change over the life of the item.

(3) Data syntax and semantics of unique item identifiers. The Contractor shall ensure that

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIIN W56HZV-05-D-0382 MOD/AMD P00042	Page 10 of 12
Name of Offeror or Contractor AMERICAN DEFENSE SYSTEMS, INC.

(i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

(A) Application Identifiers (AIs) (Format Indicator 05 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.

(B) Data Identifiers (DIs) (Format Indicator 06 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.

(C) Text Element Identifiers (TEIs) (Format Indicator 12 of ISO/IEC International Standard 15434), in accordance with the Air Transport Association Common Support Data Dictionary; and

(ii) The encoded data elements of the unique item identifier conform to the transfer structure, syntax, and coding of messages and data formats specified for Format Indicators 05, 06, and 12 in ISO/IEC International Standard 15434, Information Technology Transfer Syntax for High Capacity Automatic Data Capture Media.

(4) Unique item identifier.

(i) The Contractor shall

(A) Determine whether to

(1)      Serialize within the enterprise identifier;

(2)      Serialize within the part, lot, or batch number; or

(3)      Use a DoD recognized unique identification equivalent; and

(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; DoD recognized unique identification equivalent; and for serialization within the part, lot, or batch number only: original part, lot, or batch number) on items requiring marking by paragraph (c) (1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii) The issuing agency code

(A)  Shall not be placed on the item; and

(B)   Shall be derived from the data qualifier for the enterprise identifier.

(d) For each item that requires unique item identification under paragraph (c) (1) (i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:

(1) Unique item identifier.

(2) Unique item identifier type.

(3) Issuing agency code (if concatenated unique item identifier is used).

(4) Enterprise identifier (if concatenated unique item identifier is used).

(5) Original part number (if there is serialization within the original part number).

(6) Lot or batch number (if there is serialization within the lot or batch number).

(7) Current part number (optional and only if not the same as the original part number).

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIIN W56HZV-05-D-0382 MOD/AMD P00042	Page 11 of 12
Name of Offeror or Contractor AMERICAN DEFENSE SYSTEMS, INC.

(8) Current part number effective date (optional and only if current part number is used).

(9)   Serial number (if concatenated unique item identifier is used).

(10) Governments unit acquisition cost.

(11) Unit of measure.

(e) For embedded subassemblies, components, and parts that require DoD unique item identification under paragraph (c) (1) (iii) of this clause, the Contractor shall report as part of, or associated with, the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1)       Unique item identifier of the parent item under paragraph (c) (1) of this clause that contains the embedded subassembly, component, or part.

(2)       Unique item identifier of the embedded subassembly, component, or part.

(3)       Unique item identifier type.**

(4)       Issuing agency code (if concatenated unique item identifier is used).**

(5)       Enterprise identifier (if concatenated unique item identifier is used).**

(6)       Original part number (if there is serialization within the original part number).**

(7)       Lot or batch number (if there is serialization within the lot or batch number).**

(8)       Current part number (optional and only if not the same as the original part number).**

(9)       Current part number effective date         (optional and only if current part number is used).**

(10)     Serial number           (if concatenated unique item identifier is used).**

(11)     Description.

** Once per item.

(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the datea submission procedures at http: //www.acq.osd.mil/dpap/pdi/uid/data_submission_information.html

(g) Subcontracts. If the Contractor acquires by subcontract, any item)s) for which unique item identification is required in accordance with paragraph ( c) (1) of this clause, the Contractor shall include this clause, including this paragraph (g) in the applicable subcontract(s).

(End of clause)

F.1 ATTENTION GOVERNMENT TRANSPORTATION PERSONNEL: Process shipments under this contract in accordance with DCMA Information Memorandum No. 05-077 available at http://guidebook.dcma.mil/61/dc05-077.htm.

***END OF NARRATIVE F0003***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIIN W56HZV-05-D-0382 MOD/AMD P00042	Page 12 of 12
Name of Offeror or Contractor AMERICAN DEFENSE SYSTEMS, INC.

SECTION I - CONTRACT CLAUSES

Status	Regulatory Cite	Title	Date

I-1 CHANGED	52.216-23	EXECUTION AND COMMENCEMENT OF WORK	APR/1984

The Contractor shall indicate acceptance of this letter contract by signing three copies of the contract and returning them to the Contracting Officer not later than 5 JAN 2009 Upon acceptance by both parties, the Contractor shall proceed with performance of the work, including purchase of necessary materials.

(End of Clause)

I-2 CHANGED	52.216-24	LIMITATION OF GOVERNMENT LIABILITY	APR/1984

(a)      In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $3,226,703.46 dollars.

(b)      The maximum amount for which the Government shall be liable if this contract is terminated is $3,226,703.46 dollars.

(End of Clause)

I-3 CHANGED	252.217-7027	CONTRACT DEFINITIZATION	OCT/1998

(a) A letter contract modification is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a Firm Fixed Price proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract action is as follows:

Beginning of Alpha Effort	9 DEC 2009
Submission of Proposal	16 DEC 2009
Target date of Definitization	5 APR 2010

(c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officers determination of price or fee, the contract shall be governed by

(i)     All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost- reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii)    All clauses required by law as of the date of the Contracting Officers determination; and

(iii)        Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with paragraph (c) (1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d) The definitive contract resulting from this undefinitized contract action will include a negotiated firm fixed price in no event to exceed $6,585,109.10.

(End of clause)